Exhibit 4.1

MARSH & McLENNAN COMPANIES, INC.,

Issuer,

and

The Bank of New York Mellon,

Trustee

FIFTEENTH SUPPLEMENTAL INDENTURE

Dated as of October 31, 2022

$500,000,000 aggregate principal amount of 5.750% Senior Notes due 2032

$500,000,000 aggregate principal amount of 6.250% Senior Notes due 2052

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of October 31, 2022, between MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Trustee executed and delivered an Indenture, dated as of July 15, 2011 (the “Base Indenture” and, as supplemented hereby, the “Indenture”), to provide for the issuance by the Issuer from time to time of senior debt securities evidencing its unsecured indebtedness, to be issued in one or more series as provided in the Indenture;

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $500,000,000 aggregate principal amount of 5.750% Senior Notes due 2032 (the “Original 2032 Notes” and, together with all the Additional 2032 Notes (as defined herein), if any, hereinafter referred to, the “2032 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $500,000,000 aggregate principal amount of 6.250% Senior Notes due 2052 (the “Original 2052 Notes” and, together with all the Additional 2052 Notes (as defined herein), if any, hereinafter referred to, the “2052 Notes”). The 2032 Notes and the 2052 Notes are hereinafter referred to as the “Notes”. The Original 2032 Notes and the Original 2052 Notes are hereinafter referred to as the “Original Notes”;

WHEREAS, the entry into this Fifteenth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture;

WHEREAS, the Issuer desires to establish the respective terms of the Notes of each series in accordance with Section 2.01 of the Indenture and to establish the respective forms of the Notes of each series in accordance with Section 2.02 of the Indenture; and

WHEREAS, all acts and requirements necessary to make this Fifteenth Supplemental Indenture a valid and legally binding indenture and agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the premises, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

ARTICLE 1

Section 1.01. Terms of Notes. The following terms relating to the Notes are hereby established:

(a) The 2032 Notes shall constitute a series of securities having the title “5.750% Senior Notes due 2032”. The 2052 Notes shall constitute a series of securities having the title “6.250% Senior Notes due 2052”.

(b) The aggregate principal amount of the Original 2032 Notes that may be authenticated and delivered under the Indenture (except for 2032 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2032 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $500,000,000. The aggregate principal amount of the Original 2052 Notes that may be authenticated and delivered under the Indenture (except for 2052 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2052 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to $500,000,000.

(c) The entire outstanding principal of the 2032 Notes shall be payable on November 1, 2032, plus any unpaid interest accrued to such date. The entire outstanding principal of the 2052 Notes shall be payable on November 1, 2052, plus any unpaid interest accrued to such date.

(d) The rate at which the 2032 Notes shall bear interest shall be 5.750% per annum; the date from which interest shall accrue on the 2032 Notes shall be October 31, 2022 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2032 Notes on which interest will be payable shall be May 1 and November 1 in each year, beginning May 1, 2023; the regular record dates for the interest payable on the 2032 Notes on any Interest Payment Date shall be the April 15 or October 15 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2032 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(e) The rate at which the 2052 Notes shall bear interest shall be 6.250% per annum; the date from which interest shall accrue on the 2052 Notes shall be October 31, 2022 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Dates for the 2052 Notes on which interest will be payable shall be May 1 and November 1 in each year, beginning May 1, 2023; the regular record dates for the interest payable on the 2052 Notes on any Interest Payment Date shall be the April 15 or October 15 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2052 Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(f) Prior to August 1, 2032 with respect to the 2032 Notes (three months prior to their maturity date) (the “2032 Par Call Date”) or May 1, 2052 with respect to the 2052 Notes (six months prior to their maturity date) (the “2052 Par Call Date”; each of the 2032 Par Call Date and the 2052 Par Call Date are herein referred to as a “Par Call Date”), the Issuer may redeem the Notes of the applicable series, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points with respect to the 2032 Notes and 30 basis points with respect to the 2052 Notes, in each case, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Issuer may redeem the Notes of the applicable series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call

Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the case of a partial redemption of Notes of either series, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note of either series is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes of either series during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

(g) In case the Issuer shall desire to exercise its right to redeem all or, as the case may be, a portion of either series of the Notes in accordance with Section 1.01(f) above, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed. Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the series and amount of Notes to be redeemed, the date fixed for redemption and the applicable redemption price at which the Notes to be redeemed are to be redeemed, and shall state that payment of the redemption price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue.

If the Trustee is to provide notice on behalf of the Issuer to the holders of either series of Notes in accordance with this Section 1.01(g), for a partial or full redemption, the Issuer shall give the Trustee at least 3 days’ notice in advance, a period which can be reduced upon further negotiation between the Issuer and the Trustee, of the date fixed for redemption as to the aggregate principal amount of Notes of such series to be redeemed.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, notify the Trustee that the Issuer has elected to call all or any part of a series of Notes for redemption and instruct the Trustee to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Issuer.

(h) The Notes shall be issuable in denominations equal to two thousand U.S. dollars ($2,000) or integral multiples of $1,000 in excess thereof.

(i) The Trustee shall also be the security registrar and paying agent for the Notes.

(j) Payments of the principal of and interest on the Notes shall be made in U.S. dollars, and the Notes shall be denominated in U.S. dollars.

(k) The holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

(l) The Notes shall not be subordinated to any other debt of the Issuer, and shall constitute senior unsecured obligations of the Issuer.

(m) The Notes of each series shall be issued as a Global Security and The Depository Trust Company, New York, New York shall be the initial Depositary. The Notes are not convertible into shares of common stock or other securities of the Issuer.

Section 1.02. Form of Note. The form of the 2032 Notes is attached hereto as Exhibit A. The form of the 2052 Notes is attached hereto as Exhibit B.

Section 1.03. Additional Notes. Subject to the terms and conditions contained herein, the Issuer may issue additional notes of any series (such additional notes of the 2032 Notes, the “Additional 2032 Notes” and of the 2052 Notes, the “Additional 2052 Notes”, and collectively, the “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Original Notes of such series (except as otherwise described in the form of the Notes of such series), without the consent of the holders of the Original Notes of such series then Outstanding. Any such Additional Notes of any series will be a part of the series having the same terms as the Original Notes of such series, provided that, if any additional notes subsequently issued are not fungible for U.S. federal income tax purposes with any notes of such series previously issued, such additional notes shall trade under a separate CUSIP. The aggregate principal amount of the Additional Notes of any series, if any, shall be unlimited. The Original Notes and the Additional Notes, if any, of any series shall constitute one series for all purposes under this Fifteenth Supplemental Indenture, including, without limitation, amendments, waivers and redemptions.

Section 1.04 Amendment of Section 6.01(a)(i) of the Base Indenture. Solely for the purposes of each series of the Notes, respectively, Section 6.01(a)(i) of the Base Indenture is hereby amended by replacing that section in its entirety with the following:

“the Company defaults in the payment of any installment of interest on the Notes (as defined in this Supplemental Indenture) of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose.”

ARTICLE 2

MISCELLANEOUS

Section 2.01. Definitions. Capitalized terms used but not defined in this Fifteenth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

Section 2.02. Confirmation of Indenture. The Indenture, as heretofore supplemented and amended and as further supplemented and amended by this Fifteenth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Fifteenth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.03. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this Fifteenth Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee makes no representations as to the validity or sufficiency of this Fifteenth Supplemental Indenture. The recitals herein are deemed to be those of the Issuer and not of the Trustee.

Section 2.04. Governing Law. This Fifteenth Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

Section 2.05. Separability. In case any provision in this Fifteenth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.06. Counterparts. This Fifteenth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Exchange of signature pages to this Fifteenth Supplemental Indenture and the Notes by facsimile or electronic transmission shall constitute effective execution and delivery of this Fifteenth Supplemental Indenture and the Notes.

IN WITNESS WHEREOF, this Fifteenth Supplemental Indenture has been duly executed by the Issuer and the Trustee as of the day and year first written above.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Mark C. McGivney
Name: Mark C. McGivney
Title: Chief Financial Officer

Attest:

By:	/s/ Connor Kuratek
	Name:	Connor Kuratek
	Title:	Deputy General Counsel & Corporate Secretary

[Signature Page to the Fifteenth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacey B. Poindexter
Title: Vice President

[Signature Page to the Fifteenth Supplemental Indenture]

Exhibit A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1	$500,000,000
CUSIP No. 571748 BR2

ISIN No. US571748BR21

MARSH & McLENNAN COMPANIES, INC.

5.750% Senior Notes due 2032

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on November 1, 2032 and to pay interest on said principal sum from October 31, 2022 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 1 and November 1 of each year commencing May 1, 2023 at the rate of 5.750% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the April 15 or October 15 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: October 31, 2022

MARSH & McLENNAN COMPANIES, INC.

By:
Name: Mark C. McGivney
Title: Chief Financial Officer

By:
Name: Ferdinand Jahnel
Title: Vice President & Treasurer

Attest:

By:
	Name:	Connor Kuratek
	Title:	Deputy General Counsel & Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: October 31, 2022

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________	___________________________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

5.750% Senior Notes due 2032

The initial aggregate principal amount of this Global Security is $500,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

5.750% Senior Notes due 2032

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011, between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Fifteenth Supplemental Indenture, dated as of October 31, 2022, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Fifteenth Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

Prior to August 1, 2032 (the “Par Call Date”), the Issuer may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

In case the Issuer shall desire to exercise its right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed. Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable redemption price at which the Notes to be redeemed are to be redeemed, and shall state that payment of the redemption price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue.

If the Trustee is to provide notice on behalf of the Issuer to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 3 days’ notice in advance, a period which can be reduced upon further negotiation between the Issuer and the Trustee, of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, notify the Trustee that the Issuer has elected to call all or any part of the Notes for redemption and instruct the Trustee to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, which may be delivered via electronic transmission, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1	$500,000,000
CUSIP No. 571748 BS0

ISIN No. US571748BS04

MARSH & McLENNAN COMPANIES, INC.

6.250% Senior Notes due 2052

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on November 1, 2052 and to pay interest on said principal sum from October 31, 2022 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for semiannually on May 1 and November 1 of each year commencing May 1, 2023 at the rate of 6.250% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the April 15 or October 15 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the registered holder of this Note is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Note will be made at such place and to such account as may be designated by DTC.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: October 31, 2022

MARSH & McLENNAN COMPANIES, INC.

By:
Name: Mark C. McGivney
Title: Chief Financial Officer

By:
Name: Ferdinand Jahnel
Title: Vice President & Treasurer

Attest:

By:
	Name:	Connor Kuratek
	Title:	Deputy General Counsel & Corporate Secretary

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:___________________	___________________________________

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

6.250% Senior Notes due 2052

The initial aggregate principal amount of this Global Security is $500,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

6.250% Senior Notes due 2052

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011, between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Fifteenth Supplemental Indenture, dated as of October 31, 2022, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Fifteenth Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number.

Prior to May 1, 2052 (the “Par Call Date”), the Issuer may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

In case the Issuer shall desire to exercise its right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed. Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable redemption price at which the Notes to be redeemed are to be redeemed, and shall state that payment of the redemption price of such Notes to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue.

If the Trustee is to provide notice on behalf of the Issuer to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 3 days’ notice in advance, a period which can be reduced upon further negotiation between the Issuer and the Trustee, of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, notify the Trustee that the Issuer has elected to call all or any part of the Notes for redemption and instruct the Trustee to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, which may be delivered via electronic transmission, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

B-14